[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS
SEMIANNUAL REPORT

JUNE 30, 2002
(UNAUDITED)

CREDIT SUISSE TRUST --
- INTERNATIONAL FOCUS PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2002

                                                                   July 29, 2002

Dear Shareholder:

   For the six months ended June 30, 2002, Credit Suisse Trust -- International Focus Portfolio (the "Portfolio") had a loss of 1.56%, vs. a decline of 1.05% for the Morgan Stanley Capital International All Country World Free Excluding the U.S. Index.(1)

   The period was a poor one for foreign stock markets in local-currency terms. Selling pressure was most severe in late May and June, when a rash of corporate and accounting scandals in the U.S. heightened general risk concerns. In addition, uncertainty spread regarding the global economic recovery. Anecdotal evidence from the technology, media, retail and industrial areas in particular suggested that early-2002 economic forecasts were too optimistic.

   Results were much better, though still generally negative, for U.S. dollar-based investors in foreign equity markets. The declines in Europe and the U.K. were significantly cushioned by the falling U.S. dollar vs. the euro and pound sterling. Japan, in fact, had an approximately 8% gain in U.S. dollar terms for the six months, courtesy of a rising yen vs. the U.S. dollar.

   With regard to sector performance, winners included old-economy cyclical areas (steel, paper, chemicals and building materials) and defensive components (tobacco, food, beverages and real estate). The largest losses were incurred in the telecom-equipment, media, insurance, telecom-operators and health-care sectors.

   Against this backdrop, the Portfolio had a loss, hindered by the decline in foreign equity markets and by weakness in certain areas. Stocks that contributed negatively to the Portfolio's relative return included its consumer staples and energy holdings. On the positive side, factors that aided the Portfolio included its overweighting in the industrial segment, broadly defined, which performed well in the period. Good stock selection within that segment further helped the Portfolio. The Portfolio's financial-services names also supported its return. Finally, while the Fund's technology and telecom holdings were poor performers in absolute terms, stock selection in these areas was relatively positive.

   We made a few noteworthy adjustments to the Portfolio in terms of sector and industry allocation. One weighting we significantly reduced was health care, based on overall valuations and company-specific factors (mostly with respect to European companies), such as pending patent expirations and drug-approval issues. We ended the period with no pharmaceutical positions in Europe.

   Elsewhere of note, we modestly added to our financial weighting late in the period, mainly through a purchase of a German insurance company. The insurance sector was one of the poorest performers in the period, with firms highly geared to the struggling equity markets. We largely avoided the area through most of the six months, but saw what we viewed as compelling buying opportunities in the wake of sharp stock-price declines. We will continue to seek opportunities to add insurance companies, attempting to identify those that can benefit from an eventual economic upturn while remaining well-capitalized. We also added to our materials and consumer staples holding over the course of the period, primarily for stock-specific reasons.

   Our regional adjustments were less notable. We maintained a roughly 60% weighting in Europe, where we believe valuations are attractive in a widening variety of sectors. We held a modestly underweighted position in Japan. We believe that Japan offers many attractively valued companies geared to a global economic recovery. From a "big picture" standpoint, however, bad-debt issues have only been partially addressed and we view Japan's financial system as an unresolved burden on its economy. The Portfolio's weighting in non-Japan Asia rose somewhat in the period, in part as a result of market forces. We also selectively added to certain markets, e.g., Hong Kong. We intend to maintain our overweighting in non-Japan Asia, which we view as being favorably leveraged to global growth.

   Looking forward, we believe that market conditions could remain difficult for a spell. While we are optimistic that the U.S.'s Gross Domestic Product could rise at a reasonably healthy pace later this year, a disconnect between global stock markets and the economy might prevail. The crisis of confidence that hit U.S. equities in the period has spilled over to most foreign markets and could linger over the intermediate term. We also have concerns regarding valuations in certain areas where structural overcapacity exists.

   For our part, we will continue to focus our efforts on finding stocks we deem to have "distressed" valuations, i.e. stocks that are priced to reflect unlikely or exaggerated negative scenarios. We have seen some evidence of this lately in the financial and industrial cyclical sectors and with respect to select technology and pharmaceutical businesses. In these areas and elsewhere, many stocks have fallen to cyclical lows relative to factors such as sales, cash flow and book value. Because the recent downturn has been both broad and severe, we expect the eventual recovery to be fairly broad.

Vincent J. McBride             Nancy Nierman                P. Nicholas Edwards
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager

                 SUMMARY OF ANNUALIZED TOTAL RETURNS (6/30/2002)

                                             SINCE        INCEPTION
             ONE YEAR       FIVE YEAR      INCEPTION        DATE
             --------       ---------      ---------      ---------
                -8.98%          -4.87%          0.80%     6/30/1995

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

----------
(1) The Morgan Stanley Capital International All Country World Free Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the United States. The Free Index reflects investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2002 (Unaudited)

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                   -----------   ---------------
COMMON STOCKS (98.3%)
AUSTRALIA (1.6%)
BANKS (1.6%)
    National Australia Bank, Ltd.                                      107,600   $     2,138,298
                                                                                 ---------------
TOTAL AUSTRALIA                                                                        2,138,298
                                                                                 ---------------

CANADA (1.0%)
COMPUTERS & PERIPHERALS (1.0%)
    ATI Technologies, Inc.*                                            192,200         1,328,102
                                                                                 ---------------
TOTAL CANADA                                                                           1,328,102
                                                                                 ---------------

DENMARK (3.6%)
COMMERCIAL SERVICES & SUPPLIES (1.7%)
    ISS A/S*                                                            43,800         2,311,796
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
    TDC A/S                                                             91,100         2,519,224
                                                                                 ---------------
TOTAL DENMARK                                                                          4,831,020
                                                                                 ---------------

FRANCE (15.0%)
AUTO COMPONENTS (1.7%)
    Compagnie Generale des Etablissements Michelin Class B              54,474         2,207,409
                                                                                 ---------------
BANKS (5.4%)
    BNP Paribas SA*                                                     72,730         4,022,478
    Credit Agricole SA                                                 140,450         3,121,019
                                                                                 ---------------
                                                                                       7,143,497
                                                                                 ---------------
CONSTRUCTION & ENGINEERING (2.9%)
    Vinci SA                                                            56,820         3,852,422
                                                                                 ---------------
ELECTRICAL EQUIPMENT (2.5%)
    Schneider Electric SA*                                              62,150         3,342,190
                                                                                 ---------------
ENERGY EQUIPMENT & SERVICES (0.7%)
    Technip-Coflexip SA                                                  9,214           970,058
                                                                                 ---------------
METALS & MINING (1.8%)
    Pechiney SA Class A                                                 51,948         2,372,863
                                                                                 ---------------
TOTAL FRANCE                                                                          19,888,439
                                                                                 ---------------

GERMANY (3.8%)
AUTOMOBILES (2.2%)
    DaimlerChrysler AG                                                  60,110         2,917,252
                                                                                 ---------------
INSURANCE (1.6%)
    Muenchener Rueckversicherungs-Gesellschaft AG                        8,690         2,059,791
                                                                                 ---------------
TOTAL GERMANY                                                                          4,977,043
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                        4

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                   -----------   ---------------
HONG KONG (3.5%)
ELECTRIC UTILITIES (2.0%)
    Hongkong Electric Holdings, Ltd.                                   696,000   $     2,601,173
                                                                                 ---------------
MEDIA (1.5%)
    Television Broadcasts, Ltd.                                        474,000         2,011,536
                                                                                 ---------------
TOTAL HONG KONG                                                                        4,612,709
                                                                                 ---------------

HUNGARY (1.2%)
BANKS (1.2%)
    OTP Bank                                                           195,100         1,534,783
                                                                                 ---------------
TOTAL HUNGARY                                                                          1,534,783
                                                                                 ---------------

IRELAND (1.8%)
BANKS (1.8%)
    Allied Irish Banks PLC                                             179,700         2,367,533
                                                                                 ---------------
TOTAL IRELAND                                                                          2,367,533
                                                                                 ---------------

JAPAN (13.9%)
AUTOMOBILES (1.6%)
    Honda Motor Co., Ltd.*                                              51,000         2,067,980
                                                                                 ---------------
COMPUTERS & PERIPHERALS (2.0%)
    NEC Corp.*                                                         382,000         2,658,088
                                                                                 ---------------
DIVERSIFIED FINANCIALS (1.7%)
    Promise Company., Ltd.*                                             44,100         2,222,366
                                                                                 ---------------
HOUSEHOLD DURABLES (2.2%)
    Nintendo Company., Ltd.                                             19,820         2,918,693
                                                                                 ---------------
MACHINERY (1.5%)
    NSK, Ltd.*                                                         480,000         1,994,392
                                                                                 ---------------
MARINE (1.5%)
    Nippon Yusen Kabushiki Kaisha*                                     584,000         2,012,347
                                                                                 ---------------
PHARMACEUTICALS (1.6%)
    Takeda Chemical Industries, Ltd.*                                   50,000         2,194,299
                                                                                 ---------------
SPECIALTY RETAIL (1.8%)
    Yamada Denki Company., Ltd.*                                        27,000         2,365,337
                                                                                 ---------------
TOTAL JAPAN                                                                           18,433,502
                                                                                 ---------------

LUXEMBOURG (2.0%)
METALS & MINING (2.0%)
    Arcelor*                                                           191,150         2,712,834
                                                                                 ---------------
TOTAL LUXEMBOURG                                                                       2,712,834
                                                                                 ---------------

MALAYSIA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    Maxis Communications Berhad*                                       378,000           487,284
                                                                                 ---------------
TOTAL MALAYSIA                                                                           487,284
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                   -----------   ---------------
MEXICO (2.2%)
MEDIA (2.2%)
    Grupo Televisa SA ADR*                                              77,000   $     2,878,260
                                                                                 ---------------
TOTAL MEXICO                                                                           2,878,260
                                                                                 ---------------

NETHERLANDS (8.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
    Koninklijke (Royal) KPN NV*                                        539,200         2,524,180
                                                                                 ---------------
FOOD & DRUG RETAILING (2.5%)
    Koninklijke Ahold NV                                               154,500         3,250,126
                                                                                 ---------------
HOUSEHOLD DURABLES (2.5%)
    Koninklijke (Royal) Philips Electronics NV                         118,070         3,296,533
                                                                                 ---------------
MACHINERY (1.6%)
    IHC Caland NV                                                       35,582         2,127,829
                                                                                 ---------------
TOTAL NETHERLANDS                                                                     11,198,668
                                                                                 ---------------

NORWAY (4.1%)
BANKS (2.6%)
    DnB Holding ASA                                                    639,220         3,484,005
                                                                                 ---------------
PAPER & FOREST PRODUCTS (1.5%)
    Norske Skogindustrier ASA                                          103,800         1,936,558
                                                                                 ---------------
TOTAL NORWAY                                                                           5,420,563
                                                                                 ---------------

SINGAPORE (1.9%)
BANKS (1.5%)
    United Overseas Bank, Ltd.                                         280,817         2,018,651
                                                                                 ---------------
MARINE (0.4%)
    Neptune Orient Lines, Ltd.*                                        797,022           460,155
                                                                                 ---------------
TOTAL SINGAPORE                                                                        2,478,806
                                                                                 ---------------

SOUTH AFRICA (1.6%)
PAPER & FOREST PRODUCTS (1.6%)
    Sappi, Ltd.                                                        152,930         2,150,883
                                                                                 ---------------
TOTAL SOUTH AFRICA                                                                     2,150,883
                                                                                 ---------------

SOUTH KOREA (2.2%)
BANKS (2.2%)
    Shinhan Financial Group Co., Ltd.                                  202,850         2,866,635
                                                                                 ---------------
TOTAL SOUTH KOREA                                                                      2,866,635
                                                                                 ---------------

SWEDEN (1.9%)
MACHINERY (1.9%)
    SKF AB Series B                                                     97,600         2,527,566
                                                                                 ---------------
TOTAL SWEDEN                                                                           2,527,566
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                    NUMBER OF
                                                                     SHARES           VALUE
                                                                   -----------   ---------------
SWITZERLAND (3.4%)
BANKS (1.7%)
    UBS AG*                                                             46,340   $     2,330,766
                                                                                 ---------------
ELECTRICAL EQUIPMENT (1.7%)
    ABB, Ltd.*                                                         248,000         2,208,099
                                                                                 ---------------
TOTAL SWITZERLAND                                                                      4,538,865
                                                                                 ---------------

TAIWAN (5.3%)
COMPUTERS & PERIPHERALS (0.7%)
    Asustek Computer, Inc.*                                            325,000           977,658
                                                                                 ---------------
METALS & MINING (2.0%)
    China Steel Corp.                                                5,097,000         2,624,103
                                                                                 ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.6%)
    United Microelectronics Corp.*                                   2,834,850         3,402,610
                                                                                 ---------------
TOTAL TAIWAN                                                                           7,004,371
                                                                                 ---------------

UNITED KINGDOM (19.4%)
BANKS (1.5%)
    Royal Bank of Scotland Group PLC                                    69,000         1,956,286
                                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    Amey PLC                                                           759,922         2,079,236
                                                                                 ---------------
ELECTRIC UTILITIES (1.7%)
    Scottish Power PLC                                                 429,300         2,308,332
                                                                                 ---------------
FOOD PRODUCTS (1.9%)
    Cadbury Schweppes PLC                                              337,850         2,531,149
                                                                                 ---------------
INDUSTRIAL CONGLOMERATES (2.5%)
    Smiths Group PLC                                                   251,900         3,271,434
                                                                                 ---------------
INSURANCE (1.7%)
    Friends Provident PLC                                            1,045,872         2,307,637
                                                                                 ---------------
MULTI-UTILITIES (1.3%)
    International Power PLC*                                           651,300         1,667,864
                                                                                 ---------------
OIL & GAS (4.1%)
    BG Group PLC                                                       601,100         2,615,912
    BP PLC                                                             334,100         2,806,070
                                                                                 ---------------
                                                                                       5,421,982
                                                                                 ---------------
SOFTWARE (1.6%)
    Sage Group PLC                                                     829,300         2,142,652
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
    Vodafone Group PLC                                               1,480,793         2,031,455
                                                                                 ---------------
TOTAL UNITED KINGDOM                                                                  25,718,027
                                                                                 ---------------

TOTAL COMMON STOCKS (Cost $130,212,409)                                              130,094,191
                                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                                        7

                                                                     NUMBER OF
                                                                      SHARES          VALUE
                                                                   -----------   ---------------
WARRANTS (0.1%)
INTERNET SOFTWARE & SERVICES (0.1%)
    Wysdom, Inc.*^ (Cost $1,915,200)                                   504,000   $       156,240
                                                                                 ---------------

                                                                       PAR
                                                                      (000)
                                                                   -----------
SHORT-TERM INVESTMENT (1.5%)
    State Street Bank & Trust Co. Euro Time Deposit,
    1.750%, 7/01/02 (Cost $1,997,000)                              $     1,997         1,997,000
                                                                                 ---------------

TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $134,124,609)                               132,247,431

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                             124,144
                                                                                 ---------------

NET ASSETS (100.0%)                                                              $   132,371,575
                                                                                 ===============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
*  Non-income producing security.
^ Illiquid security that is restricted as to resale; security is valued in good faith by management and approved by the Board of Trustees.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $134,124,609)                                 $   132,247,431
    Cash                                                                                 189
    Foreign currency (Cost $483,883)                                                 492,183
    Receivable for investments sold                                                1,545,406
    Unrealized appreciation on forward currency contracts                            566,389
    Dividends, interest, and reclaim receivable                                      356,809
    Receivable for fund shares sold                                                       75
    Prepaid expenses and other assets                                                  5,193
                                                                             ---------------
      Total Assets                                                               135,213,675
                                                                             ---------------

LIABILITIES
    Advisory fee payable                                                             100,619
    Administrative services fee payable                                               48,047
    Payable for investments purchased                                              1,225,016
    Unrealized depreciation on forward currency contracts                          1,133,772
    Payable for fund shares redeemed                                                 188,325
    Payable for foreign taxes                                                          5,801
    Other accrued expenses payable                                                   140,520
                                                                             ---------------
      Total Liabilities                                                            2,842,100
                                                                             ---------------

NET ASSETS
    Capital stock, $0.001 par value                                                   16,124
    Paid-in capital                                                              246,343,633
    Accumulated undistributed net investment income                                  627,802
    Accumulated net realized loss from investments and foreign currency
     transactions                                                               (112,197,143)
    Net unrealized depreciation from investments and foreign currency
     translations                                                                 (2,418,841)
                                                                             ---------------
      Net Assets                                                             $   132,371,575
                                                                             ===============
    Shares outstanding                                                            16,124,113
                                                                             ---------------
    Net asset value, offering price and redemption price per share           $          8.21
                                                                             ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
    Dividends                                                                $     1,773,146
    Interest                                                                          90,506
    Foreign taxes withheld                                                          (177,273)
                                                                             ---------------
      Total investment income                                                      1,686,379
                                                                             ---------------
EXPENSES
    Investment advisory fees                                                         740,190
    Administrative services fees                                                     129,284
    Custodian fees                                                                    88,172
    Printing fees                                                                     45,255
    Audit fees                                                                        25,061
    Legal fees                                                                        14,220
    Insurance expense                                                                  6,228
    Transfer agent fees                                                                3,470
    Interest expense                                                                   3,250
    Trustees fees                                                                        870
    Miscellaneous expense                                                              2,577
                                                                             ---------------
      Total expenses                                                               1,058,577
                                                                             ---------------
        Net investment income                                                        627,802
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                            (9,200,717)
    Net realized gain from foreign currency transactions                             381,247
    Net change in unrealized appreciation (depreciation) from investments          8,461,218
    Net change in unrealized appreciation (depreciation) from foreign
     currency translations                                                        (1,274,399)
                                                                             ---------------
    Net realized and unrealized loss from investments and foreign currency
     related items                                                                (1,632,651)
                                                                             ---------------
    Net decrease in net assets resulting from operations                     $    (1,004,849)
                                                                             ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX MONTHS
                                                                      ENDED              FOR THE YEAR
                                                                  JUNE 30, 2002              ENDED
                                                                    (UNAUDITED)       DECEMBER 31, 2001
                                                                ------------------    ------------------
FROM OPERATIONS
  Net investment income                                         $          627,802    $        1,311,605
  Net realized loss from investments and foreign
   currency transactions                                                (8,819,470)          (97,264,696)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                         7,186,819             1,674,239
                                                                ------------------    ------------------

   Net decrease in net assets resulting from operations                 (1,004,849)          (94,278,852)
                                                                ------------------    ------------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                         213,292,608         2,027,824,381
  Net asset value of shares redeemed                                  (227,641,628)       (2,259,069,239)(1)
                                                                ------------------    ------------------

   Net decrease in net assets from capital share transactions          (14,349,020)         (231,244,858)
                                                                ------------------    ------------------

  Net decrease in net assets                                           (15,353,869)         (325,523,710)

NET ASSETS
  Beginning of period                                                  147,725,444           473,249,154
                                                                ------------------    ------------------

  End of period                                                 $      132,371,575    $      147,725,444
                                                                ==================    ==================

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                 $          627,802    $               --
                                                                ==================    ==================

----------
(1) Includes redemption of $167,192,863 as a result of redemption in-kind on December 14, 2001.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                          FOR THE SIX MONTHS
                                                 ENDED                            FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2002        -------------------------------------------------------------
                                              (UNAUDITED)            2001        2000        1999(1)       1998        1997(1)
                                          ------------------      ---------    ---------    ---------    ---------    ---------
PER SHARE DATA
  Net asset value, beginning of period    $             8.34      $   10.73    $   16.70    $   10.99    $   10.49    $   11.48
                                          ------------------      ---------    ---------    ---------    ---------    ---------

INVESTMENT OPERATIONS
  Net investment income                                 0.04           0.05         0.10         0.08         0.08         0.10
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (0.17)         (2.44)       (4.42)        5.78         0.48        (0.37)
                                          ------------------      ---------    ---------    ---------    ---------    ---------

      Total from investment operations                 (0.13)         (2.39)       (4.32)        5.86         0.56        (0.27)
                                          ------------------      ---------    ---------    ---------    ---------    ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    --             --        (0.08)       (0.15)       (0.05)       (0.01)
  Distributions from net realized gains                   --             --        (1.56)          --        (0.01)       (0.71)
  Return of capital                                       --             --        (0.01)          --           --           --
                                          ------------------      ---------    ---------    ---------    ---------    ---------

      Total dividends and distributions                   --             --        (1.65)       (0.15)       (0.06)       (0.72)
                                          ------------------      ---------    ---------    ---------    ---------    ---------

NET ASSET VALUE, END OF PERIOD            $             8.21      $    8.34    $   10.73    $   16.70    $   10.99    $   10.49
                                          ==================      =========    =========    =========    =========    =========

      Total return(2)                                  (1.56)%       (22.27)%     (25.90)%      53.43%        5.35%       (2.26)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                        $          132,372      $ 147,725    $ 473,249    $ 610,547    $ 360,124    $ 347,229
  Ratio of expenses to average
    net assets(3)                                       1.43%(4)       1.30%        1.31%        1.33%        1.33%        1.36%
  Ratio of net investment income
    to average net assets                               0.85%(4)       0.34%        0.57%        0.63%        0.68%        0.66%
  Portfolio turnover rate                                 71%           166%         112%         145%         105%          79%

----------
(1) Certain dividend and distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00% for the six months ended June 30, 2002 and .00%, .02%, .01%, .00%, and .01% for each of the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.43% for the six months ended June 30, 2002 and 1.30%, 1.29%, 1.32%, 1.33% and 1.35%
     for each of the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust"), a Massachusetts business trust incorporated on March 15, 1995, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believe accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2002, the Portfolio had the following open forward foreign currency contracts:

                                                 FOREIGN CURRENCY
                                    EXPIRATION        TO BE              CONTRACT           CONTRACT         UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT      DATE      PURCHASED (SOLD)         AMOUNT             VALUE           GAIN (LOSS)
---------------------------------   ----------   ----------------    ---------------    ---------------    ---------------
           Japanese Yen              7/11/02          389,000,000    $     2,958,625    $     3,242,179    $       283,554
           Japanese Yen              7/11/02          635,000,000          5,009,667          5,292,502            282,835
           Japanese Yen              7/11/02       (1,380,000,000)       (10,505,481)       (11,501,817)          (996,336)
           Japanese Yen              7/11/02         (254,000,000)        (1,979,565)        (2,117,001)          (137,436)
                                                 ----------------    ---------------    ---------------    ---------------
                                                    2,150,000,000    $     4,516,754    $    (5,084,137)   $      (567,383)
                                                 ================    ===============    ===============    ===============

   I) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation of assets, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, investment advisory fees earned were $740,190.

   Effective May 1, 2002, Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, became sub-investment adviser to the Portfolio. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective May 1, 2002.

   For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, administrative services fees earned by CSAMSI were $74,019.

   For its administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                  ANNUAL RATE
           ------------------------         --------------------------------
           First $500 million               .08% of average daily net assets
           Next $1 billion                  .07% of average daily net assets
           Over $1.5 billion                .06% of average daily net assets

   For the period January 1, 2002 through April 30, 2002, administrative service fees earned by PFPC (including out of pocket expenses) were $42,596.

   For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

           AVERAGE DAILY NET ASSETS                   ANNUAL RATE
           ------------------------         ---------------------------------
           First $5 billion                 .050% of average daily net assets
           Next $5 billion                  .035% of average daily net assets
           Over $10 billion                 .020% of average daily net assets

   For the period May 1, 2002 to June 30, 2002, administrative service fees earned by SSB (including out-of-pocket fees) were $12,669.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Boston Financial Data Services, Inc. ("BFDS") serves as the Portfolio's transfer and dividend disbursement agent. The Portfolio has an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 2002, the Portfolio did not receive any credits or reimbursements under this arrangement.

   Merrill Corporation (Merrill), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $6,304 for its services by the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. For the six months ended June 30, 2002, the Portfolio had no borrowings under the Prior Credit Facility or the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $96,363,347 and $103,991,220, respectively.

   At June 30, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $134,124,609, $9,892,320, ($11,769,498) and ($1,877,178), respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain investments of the Portfolio are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material. The table below shows the acquisition date, aggregate cost, fair value as of June 30, 2002 and percent of net assets which securities represent.

                                                           FAIR
                              ACQUISITION                  MARKET      PERCENTAGE
       SECURITY DESCRIPTION      DATE         COST         VALUE      OF NET ASSETS
       --------------------   -----------   ----------   ----------   -------------
       Wysdom, Inc. Warrants   2/22/2000    $1,915,200   $  156,240       0.12%

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                              FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                              JUNE 30, 2002 (UNAUDITED)   DECEMBER 31, 2001
                              -------------------------  ------------------
       Shares sold                  25,620,085               225,918,801
       Shares redeemed             (27,209,861)             (252,298,227)
                                   -----------              ------------
       Net decrease                 (1,589,776)              (26,379,426)
                                   ===========              ============

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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRINF-3-0602